FINANCING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2015
FINANCING INCOME, NET [Abstract]
Schedule of Financing Income, Net
	US dollars
	Year ended December 31,
(in thousands)	2015	2014	2013

Short-term interest expenses, commissions and other	(64)	309	(1,201)
Gains in respect of marketable securities	666	133	-
Interest expenses in respect of long-term loans	-	-	(4)
Interest income in respect of deposits	773	982	1,998
Exchange rate differences and others, net	(186)	280	(555)
	1,189	1,704	238